Exhibit 10.1

                                 THIRD AMENDMENT

                            dated as of July 25, 2003

                                       to

                                 $1,000,000,000

                                CREDIT AGREEMENT

                                   dated as of

                           August 3, 2000, as amended,

                                      among

                      John Hancock Financial Services, Inc.

                      John Hancock Life Insurance Company,

                            The Banks Listed Herein,

                              Fleet National Bank,
                           as Co-Administrative Agent,

                              JPMorgan Chase Bank,
                           as Co-Administrative Agent,

                               Citicorp USA, Inc.,
                              as Syndication Agent,

                              The Bank of New York,
                   as Documentation Agent (364-Day Revolver),

                                       and

                      Wachovia Bank, National Association,
                    as Documentation Agent (364-Day Revolver)

                             Fleet Securities, Inc.,
                                       and
                           J.P. Morgan Securities Inc.
                                       as
                   Joint Bookrunners and Joint Lead Arrangers

                       THIRD AMENDMENT TO CREDIT AGREEMENT

            THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") dated as of July 25, 2003, among JOHN HANCOCK FINANCIAL SERVICES, INC. ("JHFS"), JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLIC" and, collectively with JHFS, the "Borrowers"), the BANKS listed on the signature pages hereof, FLEET NATIONAL BANK, as Co-Administrative Agent, and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Co-Administrative Agent.

            WHEREAS, the Borrowers, John Hancock Capital Corporation ("JHCC"), the Banks, and the Agent entered into to a Credit Agreement dated as of August 3, 2000 ("Original Credit Agreement") pursuant to which the Banks agreed, on the terms and conditions stated therein, to extend credit to the Borrowers and JHCC pursuant to a 364-Day Revolving Credit Facility ("364-Day Revolver") and a Multi-Year Revolving Credit Facility ("Multi-Year Revolver");

      WHEREAS, the Borrowers, the Banks, and the Agent entered into a First Amendment to Credit Agreement dated as of July 27, 2001 ("First Amendment") pursuant to which the parties made certain amendments to the Original Credit Agreement (as so amended, the "First Amended Credit Agreement") so as, among other things, (i) to acknowledge the termination of JHCC as a Borrower thereunder, (ii) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of the First Amendment, (iii) to reallocate the 364-Day Commitment of BankOne, NA (Main Office Chicago), (iv) to clarify the Borrowers' reporting obligations concerning their financial covenants, and (v) to eliminate commercial paper ratings as a basis for determining pricing with respect to the 364-Day Revolver;

      WHEREAS, the Borrowers, the Banks, and the Agent entered into a Second Amendment to Credit Agreement dated as of July 26, 2002 ("Second Amendment") pursuant to which the parties made certain further amendments to the First Amended Credit Agreement (as so amended, the "Second Amended Credit Agreement") so as, among other things, (i) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of the Second Amendment, (ii) to amend the pricing for the 364-Day Revolver to include a premium of 15 basis points in the event the Borrowers exercise the one-year term-out option thereunder, (iii) to eliminate the Adjusted Statutory Surplus covenant and JHLIC's reporting obligations with respect thereto and to amend the remaining financial covenants applicable to both the 364-Day Revolver and the Multi-Year Revolver, (iv) to amend the conditions for optional increases in the aggregate Commitments under the 364-Day Revolver or the Multi-Year Revolver, and (v) to reallocate the 364-Day Commitments of Lehman Commercial Paper, Inc., The Northern Trust Company, and Westdeutsche Landesbank Gerozentrale, New York Branch;

      WHEREAS, the Borrowers have requested that the Banks make certain further amendments to the Second Amended Credit Agreement so as, among other things, (i) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of the Third Amendment, and (ii) to reallocate the 364-Day Commitments of Comerica Bank and Credit Suisse First Boston (each an "Exiting Bank" and, collectively, the "Exiting Banks"); and

      WHEREAS, the Banks are willing to make such amendments on the terms and conditions set forth in this Third Amendment;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used but not defined herein shall have the same meanings herein as such terms have in the Second Amended Credit Agreement.

      2. Amendments to Second Amended Credit Agreement. Upon the terms and subject to the conditions of this Third Amendment, the Second Amended Credit Agreement is hereby amended in each of the following respects:

            (a) The definition of "Expiration" in Section 1.01 of the Second Amended Credit Agreement is amended to read in its entirety as follows:

                  ""Expiration" means, with respect to the 364-Day Revolver, (i) July 23, 2004, which is the 364th day after the Third Amendment Effective Date, or (ii) if extended in accordance with Section 2.06(b), the 364th day after the immediately preceding Expiration."

            (b) The definition of "364-Day Termination Date" in Section 1.01 of the Second Amended Credit Agreement is amended to read in its entirety as follows:

                  ""364-Day Termination Date" means (i) July 23, 2004, which is the 364th day after the Third Amendment Effective Date, or (ii) if the maturity of the 364-Day Revolver shall have been extended pursuant to
      Section 2.06(b) hereof, the 364th day after the immediately preceding Expiration."

            (c) Section 1.01 of the Second Amended Credit Agreement is amended by inserting the following new definitions:

                  ""Third Amendment" means the Third Amendment to Credit Agreement dated as of July 25, 2003."

                  ""Third Amendment Effective Date" means July 25, 2003, which is the date on which the Third Amendment becomes effective in accordance with Section 5 thereof."

      3. Amendments to 364-Day Revolver Notes. Each of the 364-Day Revolver Notes (other than the Exiting Bank Notes (as defined below)) is amended by changing the date at the top of such note to the date of the Third Amendment Effective Date.

      4. Amendments to 364-Day Commitments. The 364-Day Commitment of each Exiting Bank under the 364-Day Revolver is hereby terminated as of the Third Amendment Effective Date, and each Exiting Bank is hereby released from its obligations under the Second Amended Credit Agreement with respect to the 364-Day Revolver (but not with respect to the Multi-Year Revolver) as of the Third Amendment Effective Date. From and after the Third Amendment Effective Date, the 364-Day Commitments shall be allocated among the Banks as reflected on the signature pages hereof under the heading "364-Day Commitments."

      5. Conditions Precedent. The amendments and agreements set forth in Sections 2, 3, and 4 above shall become effective only upon the satisfaction of the following conditions:

            (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto that is allocated a 364-Day Commitment (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile, or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party);

            (b) receipt by the Agent of each Exiting Bank's 364-Day Revolver Notes (the "Exiting Bank Notes") for cancellation, and receipt by the Borrowers of the Exiting Bank Notes marked "Canceled" by the Agent; provided, that if any Exiting Bank shall be unable to produce one or more of its original Notes for cancellation, such Exiting Bank shall have delivered, and the Agent and Borrowers shall have received, an affidavit of an officer of such Exiting Bank as to the loss, theft, destruction or mutilation of such Note(s) and certifying that such Note(s) are satisfied in full and are to be canceled by the Agent, and such Exiting Bank's unsecured agreement of indemnity concerning any claim under such canceled Note(s);

            (c) the fact that all amounts payable by the Borrowers on or before the Third Amendment Effective Date (including the fees then payable, if any, pursuant to Section 2.08 of the Second Amended Credit Agreement) shall have been paid in full;

            (d) receipt by the Agent of an opinion of Alan R. Seghezzi, Vice President and Counsel of JHLIC, addressed to the Agent and the Banks, in form and substance satisfactory to the Agent;

            (e) receipt by the Agent of an opinion of Goulston & Storrs, P.C., special counsel for the Agent, addressed to the Agent and the Banks, in form and substance satisfactory to the Agent; and

            (f) receipt by the Agent of all documents it may reasonably request relating to the existence of each Borrower, the corporate authority for and the validity of this Third Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Third Amendment shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 25, 2003. At the closing, the Agent or its counsel shall deliver a notice to the Borrowers and the Banks advising them of the Third Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

      6. Representations and Warranties. Each Borrower severally represents and warrants, but only with respect to itself, that:

            (a) Representations in Second Amended Credit Agreement. Each of the representations and warranties made by such Borrower in the Second Amended Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Third Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

            (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Third Amendment (after giving effect to all of the arrangements and transactions contemplated by this Third Amendment).

            (c) Binding Effect of Documents. This Third Amendment has been duly authorized, executed and delivered by such Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower contained herein constitute the legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms.

      7. Miscellaneous. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the Second Amended Credit Agreement and the Notes shall remain unmodified, and the Second Amended Credit Agreement and the Notes, as amended and supplemented by this Third Amendment, are confirmed as being in full force and effect, and each Borrower hereby ratifies and confirms all of its agreements and obligations contained therein. This Third Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JOHN HANCOCK FINANCIAL SERVICES, INC.      JOHN HANCOCK LIFE INSURANCE COMPANY


By:                                        By:
       ----------------------------               ----------------------------
Title: Vice President and Treasurer        Title: Vice President and Treasurer
       ----------------------------               ----------------------------

By:                                        By:
       ----------------------------               ----------------------------
Title: Assistant Treasurer                 Title: Assistant Treasurer
       ----------------------------               ----------------------------

200 Clarendon Street, T-58                 200 Clarendon Street, T-58
Boston, Massachusetts 02117                Boston, Massachusetts 02117
Attention: Treasurer                       Attention: reasurer
Fax: (617) 572-0411                        Fax: (617) 572-0411
Telex number: 62021772                     Telex number: 62021772
with a copy to:                            with a copy to:
John Hancock Financial Services, Inc.      John Hancock Financial Services, Inc.
200 Clarendon Street                       200 Clarendon Street
Boston, Massachusetts 02117                Boston, Massachusetts 02117
Attention: Investment Law                  Attention: Investment Law
Fax: (617) 572-9269                        Fax: (617) 572-9269

  364-Day
Commitments
-----------

$31,000,000                        FLEET NATIONAL BANK
                                   ("Co-Administrative Agent")


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$31,000,000                        JPMORGAN CHASE BANK
                                   ("Co-Administrative Agent")


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$31,000,000                        CITICORP USA, INC.
                                   ("Syndication Agent")


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$31,000,000                        THE BANK OF NEW YORK
                                   ("Documentation Agent" - 364-Day)


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$31,000,000                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                   ("Documentation Agent" - 364-Day)


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$27,000,000                        THE BANK OF NOVA SCOTIA


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$27,000,000                        ROYAL BANK OF CANADA


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$27,000,000                        STATE STREET BANK AND TRUST COMPANY


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

  364-Day
Commitments
-----------

$24,000,000                        ABN AMRO BANK N.V.


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        BANK OF AMERICA, N.A.


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        BANK ONE, NA


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        BARCLAYS BANK PLC


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        BNP PARIBAS


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        DEUTSCHE BANK AG, NEW YORK BRANCH


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        HSBC BANK USA


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

  364-Day
Commitments
-----------

$24,000,000                        LEHMAN BROTHERS BANK, FSB


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        MORGAN STANLEY BANK


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        PNC BANK, NATIONAL ASSOCIATION


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

$24,000,000                        SOVEREIGN BANK FSB


                                   By:
                                       -------------------------------
                                   Title:
                                          ----------------------------

----------------
Total 364-Day
Commitments

$500,000,000



                                    FLEET NATIONAL BANK, as Agent


                                    By:
                                        ---------------------------------
                                    Title: Senior Associate,
                                    Financial Institutions Division
                                    100 Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Esteban V. Koosau
                                    Fax: (617) 434-1096

                                    JPMORGAN CHASE BANK, as Agent


                                    By:
                                        ---------------------------------
                                    Title: Vice President
                                    270 Park Avenue, 15th Floor
                                    New York, New York 10017
                                    Attention: Heather Lindstrom
                                    Fax: (212) 270-0412